UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 9, 2014
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska	68845-4915
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491

___________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

ITEM 8.01.	Other Events

ITEM 9.01(d).	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

The following information is furnished pursuant to Item 5.02 "Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers." On December 9, 2014, The Buckle, Inc. (the "Company") issued a press release announcing that Kelli D. Molczyk has been appointed to the position of Vice President of Women’s Merchandising, Diane L. Applegate has been appointed to the position of Vice President of Supply Chain and Merchandising Operations, and Thomas B. Heacock has been appointed to the position of Vice President of Finance, Treasurer, and Corporate Controller and has been appointed as a member of the Company’s Executive Committee. These changes are all effective immediately upon appointment by the Board of Directors at its quarterly meeting held on December 8, 2014.

Kelli has been employed by Buckle since 1999 and has served in various roles on the women’s merchandising team since that time, including most recently as Divisional Merchandise Manager. She is an instrumental part of the Company’s design and marketing efforts. Diane has been employed by Buckle since 1983 and has served in various roles of increasing responsibility on the merchandise operations and e-commerce teams. She has been Director of Merchandising Operations since 2000. Diane is the sister of Karen B. Rhoads, who serves as Senior Vice President of Finance and Chief Financial Officer and is a Director of the Company. Tom has been employed by Buckle since 2003 and has served as Corporate Controller since 2007 and as Treasurer and Corporate Controller since 2011. He is the son-in-law of Dennis H. Nelson, who serves as President and Chief Executive Officer and is a Director of the Company.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 8.01. Other Events

The following information is furnished pursuant to Item 8.01 “Other Events.”  On December 9, 2014, The Buckle, Inc. issued a press release announcing a special cash dividend of $2.77 per share and a quarterly dividend of $0.23 per share to be paid together on January 27, 2015, for shareholders of record at the close of business on January 15, 2015.

The full text of the press release is furnished as Exhibit 99.2 to this report.

ITEM 9.01(d). Financial Statements and Exhibits

Exhibit 99.1    Press Release Dated December 9, 2014

Exhibit 99.2    Press Release Dated December 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: December 10, 2014	By:	/s/ KAREN B. RHOADS
Name: Karen B. Rhoads
Title: Senior Vice President of Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1    Press Release Dated December 9, 2014

Exhibit 99.2    Press Release Dated December 9, 2014